UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2019

Samson Oil & Gas Limited

(Exact name of registrant as specified in its charter)

Australia	001-33578	N/A
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

Level 16, AMP Building, 140 St Georges Terrace Perth, Western Australia 6000
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 011 61 8 9220 9830

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

On July 22, 2019, Mr. Denis Rakich resigned as a Director and the corporate Secretary of Samson Oil & Gas Limited (the “Company”) and Mr. Nicholas Ong was appointed to replace Mr. Rakich as Director and corporate Secretary of the Company.

Mr. Ong is the Managing Director of Minerva Corporate Pty Limited (“Minerva”). He is also a director of Tianmei Beverage Group Corp Ltd, Vonex Ltd, Helios Energy Ltd, Black Star Petroleum Ltd, Arrow Minerals Ltd, White Cliff Minerals Ltd, and CoAssets Limited, and acts as company secretary for White Cliff Minerals Ltd and Love Group Ltd. Mr. Ong also acts as non-executive chairman of Black Star Petroleum Ltd. From 2011 to 2016, Mr. Ong was a commercial director at Excelsior Gold Ltd., a public exploration and mining firm.

Mr. Ong is a member of the Governance Institute of Australia and holds a Master of Business Administration from the University of Western Australia and a Bachelor of Commerce from Murdoch University. He also holds graduate diplomas of Applied Finance and Investments and Applied Corporate Governance from the Securities Institute of Australia and the Governance Institute of Australia, respectively. Mr. Ong was a principal adviser at the Australian Securities Exchange in Perth (“ASX”). While at the ASX, Mr. Ong oversaw the listing of over 100 companies to the official list of the ASX.

Mr. Ong executed an Engagement Letter (“Engagement Letter”) with Minerva and the Company dated April 30, 2019, accepting the positions of Director and Secretary of the Company. Pursuant to the Engagement Letter, Mr. Ong’s will serve in his position at the Company for a period of 12 months, subject to extension. Mr. Ong will be paid AUS$80,000 per year for his services as Director and Secretary of the Company. This summary of Mr. Ong’s Engagement Letter is not complete and is qualified in its entirety by reference to the full text of the agreement that is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Engagement Letter among Nicholas Ong, Minerva Corporate Pty Limited and Samson Oil & Gas Limited dated April 30, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 26, 2019

Samson Oil & Gas Limited

	By:	/s/ Janna Blanter
Janna Blanter
Chief Financial Officer (Principal Financial Officer)